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EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Amaru, Inc. on Form S-8 of our report dated March 17, 2005, except for Note 10 which is dated April 4, 2005, appearing in the Annual Report on Form 10-KSB of Amaru, Inc. for the year ended December 31, 2004.

                                               /s/ MENDOZA BERGER & COOMPANY LLP

Irvine, California
November 9, 2005